SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2007

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                    000-25032            25-1724540
----------------------------      --------------       -------------------
(State or other jurisdiction      (Commission          (IRS Employer
 of incorporation)                 File Number)         Identification No.)


         600 Mayer Street, Bridgeville, Pennsylvania   15017
       ----------------------------------------------  -------------
          (Address of principal executive offices)     (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

     On January 3, 2007, Universal Stainless and Alloy Products, Inc. (the "Company") issued a press release regarding the establishment by Clarence M. McAninch, the Company's President and Chief Executive Officer, of a pre-arranged, non-discretionary stock trading plan in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions by insiders. A copy of the press release is filed herewith as Exhibit 99.1.

Item  9.01.    Financial Statements and Exhibits.

         (d)   Exhibits

         99.1  Press Release dated January 3, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                    By: /s/ Richard M. Ubinger
                                    -----------------------------------------
                                    Vice President of Finance,
                                    Chief Financial Officer and Treasurer


Dated:  January 3, 2007

                                                                    Exhibit 10.1



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


CONTACTS: Richard M. Ubinger                           June Filingeri
          Vice President of Finance,                   President
          Chief Financial Officer and Treasurer        Comm-Partners LLC
          (412) 257-7606                               (203) 972-0186

FOR IMMEDIATE RELEASE
---------------------

        UNIVERSAL STAINLESS PRESIDENT AND CEO ADOPTS 10B5-1 TRADING PLAN

     BRIDGEVILLE, PA, January 3, 2007-Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) today announced that on December 18, 2006 Clarence M. McAninch, President and Chief Executive Officer, adopted a pre-arranged, non-discretionary stock trading plan to sell the stock issuable upon the exercise of Mr. McAninch's stock options that are scheduled to expire in May of 2007. The stock trading plan is designed to permit systematic sales by Mr. McAninch as part of his individual long-term strategy for asset diversification and estate planning. The stock trading plan was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions by insiders.
     Rule 10b5-1 allows corporate officers and directors to adopt written, pre-arranged, non-discretionary stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders can gradually diversify their investment portfolios by spreading stock trades out over an extended period of time to reduce any market impact, while avoiding concerns about the initiation of stock transactions when in possession of material non-public information.
     Subject to the terms of the plan, Mr. McAninch may sell up to 25,000 shares of the Company's stock over a period of four months.
     The transactions under this plan will commence no earlier than January 8, 2007 and will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

About Universal Stainless & Alloy Products, Inc.
------------------------------------------------
     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to rerollers, forgers, service centers, original equipment manufacturers and wire redrawers.

Forward-Looking Information Safe Harbor
---------------------------------------

     Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation and regulatory matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

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